Exhibit 10.66
COMPANY GUARANTY AGREEMENT
     THIS COMPANY GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of January 15, 2010, is made by SONIC AUTOMOTIVE, INC. (the “Guarantor” or the “Company”) to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Floorplan Credit Agreement defined below (collectively with the Administrative Agent and the Revolving Administrative Agent (as defined below), in its capacity as collateral agent under the Floorplan Credit Agreement the “Floorplan Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Floorplan Credit Agreement.
W I T N E S S E T H:
     WHEREAS, the Floorplan Secured Parties have agreed to provide to the Guarantor and certain Subsidiaries of the Guarantor (each a “New Vehicle Borrower”, and collectively with the Company, the “Borrowers” and each individually, a “Borrower”) certain credit facilities, as applicable, including a new vehicle floorplan facility with a swing line sublimit, and a used vehicle floorplan facility with a swing line sublimit, in each case pursuant to the terms of that certain Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of the date hereof among the Borrowers, the Administrative Agent, the Lenders and the Revolving Administrative Agent in its capacity as collateral agent for the Floorplan Secured Parties (such agreement, as from time to time amended, restated, supplemented or otherwise modified, the “Floorplan Credit Agreement”); and
     WHEREAS, Bank of America, N.A. is a party to that certain Amended and Restated Credit Agreement as of the date hereof among the Company, the lenders parties thereto from time to time (the “Revolving Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, the “Revolving Administrative Agent”) for the Revolving Secured Parties (as such term is defined in the Security Agreement); and
     WHEREAS, each New Vehicle Borrower is a Subsidiary of the Guarantor and the Guarantor will materially benefit from the New Vehicle Floorplan Loans made and to be made under the Floorplan Credit Agreement; and
     WHEREAS, the Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Floorplan Credit Agreement; and
     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Floorplan Credit Agreement by the Floorplan Secured Parties was the obligation of the Guarantor to enter into this Guaranty Agreement, and the Floorplan Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantor enters into this Guaranty Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:
     1. Guaranty. The Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Floorplan Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) each New Vehicle Borrower’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Floorplan Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from such New Vehicle Borrower to any one or more of the Floorplan Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and reasonable fees, charges and disbursements of counsel (“Attorney Costs”)); and (b) each New Vehicle Borrower’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such New Vehicle Borrower under the Floorplan Credit Agreement, the Notes and all other Loan Documents. The Guarantor’s obligations to the Floorplan Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantor’s Obligations”.
     The Guarantor agrees that it is directly and primarily liable for the Guaranteed Liabilities.
     The Guarantor’s Obligations are secured by various Security Instruments referred to in the Floorplan Credit Agreement, including without limitation, the Security Agreement.
     2. Payment. If any New Vehicle Borrower shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Floorplan Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Floorplan Credit Agreement, then the Guarantor will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Floorplan Secured Parties, subject to any restriction on the Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing.
     3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor’s Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of, and the Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:
     (a) any lack of legality, validity or enforceability of the Floorplan Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to the Guarantor’s Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the

Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);
     (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;
     (c) any acceleration of the maturity of any of the Guaranteed Liabilities or of any other obligations or liabilities of any Person under any of the Related Agreements;
     (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, or for any other obligations or liabilities of any Person under any of the Related Agreements;
     (e) any dissolution of any Borrower, the Guarantor, any other Loan Party or any other party to a Related Agreement, or the combination or consolidation of any New Vehicle Borrower, the Guarantor, any other Loan Party or any other party to a Related Agreement into or with another entity, or any transfer or disposition of any assets of any New Vehicle Borrower, the Guarantor, any other Loan Party or any other party to a Related Agreement;
     (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Floorplan Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;
     (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation obligations arising under any other Guaranty now or hereafter in effect);
     (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Floorplan Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, or any of the obligations or liabilities of any party to any other Related Agreement;
     (i) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to any New Vehicle Borrower or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantor’s Obligations,

whether arising under North Carolina General Statutes Sections 26-7 and 26-9 or otherwise.
It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor’s Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.
     4. Currency and Funds of Payment. All Guarantor’s Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Floorplan Secured Party with respect thereto as against any Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Borrower of any or all of the Guaranteed Liabilities.
     5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative Agent’s election and without notice thereof or demand therefor, the Guarantor’s Obligations shall immediately be and become due and payable.
     6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 21 hereof, the Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to the Guarantor (i) of any New Vehicle Borrower, to the payment in full of the Guaranteed Liabilities and (ii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Floorplan Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Floorplan Secured Parties on account of the Guaranteed Liabilities, the Guarantor’s Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Guarantor as agent and bailee of the Floorplan Secured Parties separate and apart from all other funds, property and accounts of the Guarantor.
     7. Suits. The Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Floorplan Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to the Guarantor, the Guarantor’s Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against the Guarantor. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against the Guarantor, whether or not suit has been commenced against any New Vehicle Borrower, any Loan Party or any other Person and whether or not the Floorplan Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

     8. Set-Off and Waiver. The Guarantor waives any right to assert against any Floorplan Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which the Guarantor may now or at any time hereafter have against any New Vehicle Borrower or any or all of the Floorplan Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Guarantor. The Guarantor agrees that each Floorplan Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Floorplan Secured Party or otherwise in the possession or control of such Floorplan Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of the Guarantor, including any balance of any deposit account or of any credit of the Guarantor with the Floorplan Secured Party, whether now existing or hereafter established, and hereby authorizes each Floorplan Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Floorplan Secured Parties then due and in such amounts as provided for in the Floorplan Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Floorplan Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.
     9. Waiver of Notice; Subrogation.
     (a) The Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and otherwise loaning monies or giving or extending credit to or for the benefit of any Borrower or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Floorplan Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The Guarantor agrees that each Floorplan Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Floorplan Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantor from its Guarantor’s Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.
     (b) The Guarantor hereby agrees that payment or performance by the Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Floorplan Secured Parties upon demand by the Administrative Agent to the Guarantor without the Administrative Agent being required, the Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against any Borrower or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by any Borrower or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE FLOORPLAN CREDIT AGREEMENT.
     (c) The Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by the Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to the Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 21 hereof, such amount shall be held in trust for the benefit of the Floorplan Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Floorplan Secured Parties, to be credited and applied upon the Guarantor’s Obligations, whether matured or unmatured, in accordance with the terms of the Floorplan Credit Agreement or otherwise as the Floorplan Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor’s Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 21 hereof, and occurrence of the Facility Termination Date.
     10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 21 hereof. Any claim or claims that the Floorplan Secured Parties may at any time hereafter have against the Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Floorplan Secured Parties by written notice directed to the Guarantor in accordance with Section 23 hereof.
     11. Representations and Warranties. The Guarantor warrants and represents to the Administrative Agent, for the benefit of the Floorplan Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement, and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement has been duly executed and delivered on behalf of the Guarantor by its duly authorized representatives; that this Guaranty Agreement is legal, valid, binding and enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that the Guarantor’s execution, delivery and performance of this Guaranty Agreement does not violate or constitute a breach of any of its Organizational Documents, any agreement or instrument to which the Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.
     12. Expenses. The Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Floorplan Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.
     13. Reinstatement. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Floorplan Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Floorplan Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.
     14. Attorney-in-Fact. To the extent permitted by law, the Guarantor hereby appoints the Administrative Agent, for the benefit of the Floorplan Secured Parties, as the Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.
     15. Reliance. The Guarantor represents and warrants to the Administrative Agent, for the benefit of the Floorplan Secured Parties, that: (a) the Guarantor has adequate means to obtain on a continuing basis (i) from any New Vehicle Borrower, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) the Guarantor is not relying on any Floorplan Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) the Guarantor has been furnished with and reviewed the terms of the Floorplan Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) the Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of each New Vehicle Borrower, each New Vehicle Borrower’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) the Guarantor has not depended or relied on any Floorplan Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any New Vehicle Borrower or any New Vehicle Borrower’s financial condition and affairs or any other matters material to the Guarantor’s decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that no Floorplan Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to the Guarantor any information concerning any New Vehicle Borrower or any New Vehicle Borrower’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if the Guarantor receives any such information from any Floorplan Secured Party or its or their employees, directors, agents or other representatives or Affiliates, the Guarantor will independently verify the information and will not rely on any Floorplan Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.
     16. Rules of Interpretation. The rules of interpretation contained in Sections 1.02 and 1.05 of the Floorplan Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.
     17. Entire Agreement. This Guaranty Agreement, together with the Floorplan Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 21, neither this Guaranty Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Floorplan Credit Agreement.
     18. Binding Agreement; Assignment. This Guaranty Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Guarantor shall not be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Floorplan Credit Agreement (to the extent permitted by the Floorplan Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Floorplan Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.

     19. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     20. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor. Without limiting the foregoing provisions of this Section 20, the provisions of Section 10.10 of the Floorplan Credit Agreement shall be applicable to this Guaranty Agreement.
     21. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement, and all of the Guarantor’s Obligations hereunder (excluding those Guarantor’s Obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.
     22. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Floorplan Secured Party provided by law or under the Floorplan Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Floorplan Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.
     23. Notices. Any notice required or permitted hereunder shall be given, (a) with respect to the Guarantor, at its address indicated in Schedule 10.02 of the Floorplan Credit Agreement and (b) with respect to the Administrative Agent or any other Floorplan Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Floorplan Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Floorplan Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
     24. Governing Law; Venue; Waiver of Jury Trial.
     (a) THIS GUARANTY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     (b) THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT, THE GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.
     (c) THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO THE GUARANTOR IN EFFECT PURSUANT TO SECTION 24 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.
     (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE GUARANTOR OR ANY OF THE GUARANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.
     (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE FLOORPLAN SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
     (f) THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTOR : SONIC AUTOMOTIVE, INC.
By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice Chairman and Chief Financial Officer

COMPANY GUARANTY AGREEMENT
Signature Page

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ ANGELO M. MARTORANA
	Name:	Angelo M. Martorana
	Title:	Assistant Vice President

COMPANY GUARANTY AGREEMENT
Signature Page